Mondee Takes Strategic Action to Position the Company for Long-Term Growth

AUSTIN, Texas, January 14, 2025 - Mondee Holdings, Inc. (OTC: MOND) (“Mondee” or the “Company”), a leading travel marketplace and artificial intelligence (AI) technology company, today announced that it has entered into a a restructuring support agreement which outlines a series of transactions that will strengthen the Company’s balance sheet and position it for long term success, including a term sheet to sell substantially all of the assets of the Company to a newly formed entity owned by, among others, affiliates of TCW Asset Management Company LLC and Wingspire Capital LLC (the “TCW Bid”). If the TCW Bid is the successful one, following the closing of the sale, Mr. Prasad Gundumogula will have a 75% equity stake in, and serve as CEO, of, the newly formed entity.

To effect the sale of the Company to the current bidder or another party with a higher and/or better offer, the Company has voluntarily initiated Chapter 11 proceedings. The Company’s existing secured lenders will continue to support the Company throughout its Chapter 11 proceeding by committing to an additional $27.5 million financing for operating capital, in addition to the $21.5 million of financing they recently made available to the Company. Throughout the court supervised process, the Company will operate its business as usual and will continue to support its customers and partners without disruption. The Chapter 11 proceedings do not impact Mondee entities in Brazil, Mexico, India and Canada.

“Today’s announcement marks an important step forward for Mondee, our valued customers, partners, and our dedicated team as we continue to transform our business for the future,” said Jesus Portillo, newly appointed Chief Executive Officer. “With a sustainable capital structure and a structured sales process, we will be well-equipped to enhance our leadership in the travel market. We have taken decisive action to overcome past challenges and are encouraged by employee engagement, organizational culture, and our ability to deliver best-in-class products and services.”

Mondee is in the process of filing “first day” motions with the Court. The relief requested will ensure a smooth transition into Chapter 11 and the ability to maintain normal operations, including Mondee’s commitments to customers and partners and the payment of employee wages and benefits.

The Company is seeking to move expeditiously through this process and emerge from Chapter 11 in the beginning of the second quarter of 2025.

Advisors

Mondee is represented by Fried, Frank, Harris, Shriver & Jacobson LLP and Young Conway Stargatt & Taylor LLP as legal counsel, M3 Advisory Partners as restructuring advisor, and Piper Sandler & Co. as restructuring investment banker. TCW is represented by Proskauer Rose LLP and Prasad Gundumogula is represented by White & Case LLP.

Additional Information

Additional information regarding the Chapter 11 process is available at https://cases.ra.kroll.com/mondee. Parties with questions can contact the Company’s claims agent, Kroll Restructuring Administration LLC, by calling (888) 343-0753 (U.S. and Canada toll free) or +1 (646) 876-0157 (International) or emailing MondeeInfo@ra.kroll.com.

About Mondee Holdings, Inc. and Subsidiaries

Established in 2011, Mondee is a leading travel marketplace and artificial intelligence (AI) technology company with its headquarters based in Austin, Texas. The Company operates 21 offices globally across the United States and Canada, Brazil, Mexico, India, and Greece. Mondee is driving change in the leisure and corporate travel sectors through its broad array of innovative solutions. Available both as an app and through the web, the Company’s platform processes over 50 million daily searches and generates a substantial transactional volume annually. Mondee Marketplace includes access to Abhi, one of the most powerful and fully integrated AI travel planning assistants in the market. Mondee’s network and marketplace include approximately 65,000 travel experts, 500+ airlines, and over one million hotels and vacation rentals, 30,000 rental car pickup locations, and 50+ cruise lines. The Company also offers packaged solutions and ancillary offerings that serve its global distribution. For further information, visit: www.mondee.com.

Forward-Looking Statements:
This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements can be identified by words such as: “believe,” “could,” “may,” “estimates”, “anticipates”, “might”, “should”, “expect,” “intend,” “potential,” “plan,” “seeking to”, “will”, “approximately” or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. These forward-looking statements reflect the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity and the development of the industry in which we operate may differ materially from the forward-looking statements contained herein. Any forward-looking statements that we make in this press release speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events. The Company’s forward-looking statements in this press release, but are not limited to, the Company’s ability to successfully consummate its restructuring and emerge from the Chapter 11 cases, including by entrance into the Restructuring Support Agreement and ultimately satisfying the conditions and milestones set forth therein; the Company’s plans to sell its assets pursuant to Chapter 11 of the Bankruptcy Code; the Company’s intention to continue operations during the Chapter 11 Cases; the Company’s belief that the 363 sale process will be in the best interest of the Company and its stakeholders; and other statements regarding the Company’s strategy and future operations, performance and prospects among others. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting the Company will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risks associated with the potential adverse impact of the Cases on the Company’s liquidity and results of operations; unpredictability of trading markets and whether a market will be established for the Company’s common stock; changes in the Company’s ability to meet its financial obligations during the Cases and to maintain contracts that are critical to its operations; the outcome and timing of the Cases and any potential asset sale; the effect of the filing of the Cases and any potential asset sale on the Company’s relationships with vendors, regulatory authorities, employees and other third parties; possible proceedings that may be brought by third parties in connection with the Cases or the potential asset sale; uncertainty regarding obtaining Court approval of a sale of the Company’s assets or other conditions to the potential asset sale; and the timing or amount of any distributions, if any, to the Company’s stakeholders.

Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. In light of the significant uncertainties in these forward-looking statements, you should not rely upon forward-looking statements as predictions of future events. Except as required by law, Mondee undertakes no obligation to update publicly any forward-looking statements for any reason.

For Further Information, Contact:

Public Relations
pr@mondee.com

Investor Relations
ir@mondee.com